1 Investor Presentation March 2018 Exhibit 99.1

2 Safe Harbor Disclosure Regarding Forward - Looking Statements This presentation includes "forward - looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Sect ion 21E of the Securities Exchange Act of 1934 and other federal securities laws, our future performance, future book value, rates of return, ability to obtain future financing, including our ability to increase the capacity under our credit facility, exit capitalization rates, ou r use of capital, the timing of our investment cycle, the expected timing of certificates of occupancy, our ability to acquire wholly - owned assets, fu ture profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A and Series B Pr efe rred Stock, our loan pipeline, our anticipated loan closings, future funding of existing loan commitments, and components of our first qu art er 2018 and full - year 2018 earnings guidance. The ultimate occurrence of events and results referenced in these forward - looking statements is sub ject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additiona l l iquidity to fund our loan pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity par ticipation interests. These forward - looking statements are based upon our present intentions and expectations, but the events and results r eferenced in these statements are not guaranteed to occur. Investors should not place undue reliance upon forward - looking statements. There c an be no assurance that our expectations of the future performance of our investments will be achieved. This information provided here in is as of this date, and we undertake no duty to update any forward - looking statements contained herein. For a discussion of these and other ri sks facing our business, see the information under the heading “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2017 and in other filings we make with the Securities and Exchange Commission (“SEC”) from time to time, which are accessible on the S EC’ s website at www.sec.gov . This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data. Unless otherwise indicated, all metrics presented herein are as of December 31, 2017 . Contact: Jernigan Capital, Inc. Investor Relations (901) 567 - 9580 investorrelations@jernigancapital.com

3 provides debt and equity capital to private developers, owners, and operators of self - storage facilities. Our mission is to be the preeminent capital partner for self - storage entrepreneurs nationwide by offering creative solutions through an experienced team demonstrating the highest levels of integrity, dedication, excellence and community, while maximizing shareholder value.

4 ▪ $500+ million pipeline of investments in underwriting; $200 to $230 million new investments estimated for 2018 ▪ Q1 2018 to date (2 months): $94 million loan commitments closed and additional $9 million invested in developer buyouts ▪ Closed $409 million of new development investments in 2017 ▪ Near - to - medium - term potential for full asset ownership at compelling long - term yields through ROFRs and negotiated developer buyouts; five buyouts completed through 3/2/18 at average stabilized cap rate >8.0% (3) ▪ Additional earnings and balance sheet growth from ~$120 to ~$155 million of estimated remaining fair value marks (2) ▪ New bridge loan product will further enhance growth and lead to more off - market acquisition opportunities Significant Identified and Potential Growth Opportunities Investment Highlights Compelling Investment Economics and Attractive Valuation ▪ Solely focused on self - storage – top performing real estate sector in total shareholder return since 1994 (1) ▪ 6.9%+ fixed return and profits interest = high IRRs, strong earnings and value growth ▪ Bridge program expected to produce additional acquisition opportunities in addition to strong earnings and value growth ▪ E stimated future earnings and balance sheet growth from fair value accretion on existing investment portfolio ranges from $8.25 to $10.71 per share (2) ▪ Current trading price of $16.86 is ~91% of book value at 12/31/2017 and ~55% to ~65% of intrinsic book value Flexible Capital Structure Supports Strong Future Growth ▪ Strong balance sheet with senior capital to total capitalization ratio of 1 4% (5) ▪ Demonstrated capital access for external growth via public offerings of common and preferred stock, private preferred stock sale, ATM program, credit facility and Heitman JV ▪ Strong ownership by senior executives and board (~8.0%) and institutions (~75%) ▪ Stable $1.40 per share annualized dividend supported by GAAP earnings in 2018 (1) Source: NAREIT (2) Based on fair value estimates as of 12/31/2017. All amounts less Highland’s 25% share of book value accretion (3) Based on aggregate estimated stabilized NOI of ~$4.1 million and the Company’s projected aggregate $50.1 million cash investment in the five properties , which includes outstanding loan amount at time of acquisition, purchase price of partner’s profits interest, and projected remaining costs to stabilize (4) Represents closed loan commitments, including those that have been repaid, and wholly - owned property investments as of 3/2/18 (5) Based on 12/31/2017 financials and 3/1/2018 closing share price of $ 16.86 High Quality Platform with Demonstrated Expertise ▪ Closed 74 investments totaling ~$ 805 million since IPO – $ 682 million on balance sheet and $123 million in joint venture with Heitman (“Heitman JV ”) (4) ▪ Dedicated team with extensive knowledge of and contacts within the self - storage industry ▪ Disciplined investment process; closed on only ~8% of the investments evaluated since IPO (4) ▪ Scalable corporate platform and best - of - class third party management by powerful REIT platforms – e.g. CUBE

Experienced and Aligned Senior Management Team

~8.0% Management and Board Ownership Creates Significant Alignment of Interests



Dean Jernigan
Chairman of the Board &
Chief Executive Officer

- 32+ years of experience
- Has invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of NAREIT's Board of Governors from 1995 to 2002
- Member of NAREIT's Executive Committee from 1998 to 2002



John Good
President &
Chief Operating Officer

- 28+ years of experience with nationally-known corporate/securities law firms
- Former outside corporate and securities counsel to CubeSmart and IPO counsel for Jernigan Capital
- Nationally recognized corporate and securities lawyer, lead counsel on over 200 securities offerings raising in excess of $25 billion and M&A transactions in excess of $17 billion
- Previously ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994



Kelly Luttrell
Senior Vice President &
Chief Financial Officer

- 14+ years of accounting experience, including 11 years in Ernst & Young's assurance practice
- Extensive experience providing assurance services, including involvement with multiple equity and debt transactions, for publicly-traded companies ranging from small cap companies to Fortune 100 companies
- Served in a leadership role for several years on large multifamily REIT engagement

JERNIGAN Capital

5

6 Experienced Senior Management Team with Significant Ownership Significant Identified and Potential Growth Opportunities Compelling Investment Economics and Attractive Valuation Flexible Capital Structure Supports Strong Future Growth High Quality Platform with Demonstrated Expertise Attractive Investment Thesis High ROI Investment Opportunity in Self - Storage Sector

High ROI Business Model Executed in Top Self-Storage Markets

Providing Innovative Financing Solutions for the Self-Storage Industry

Development Investments

Ground-up Construction *Major Redevelopment*

Primary Investment Strategy

- Focus on programmatic self-storage development of Generation V facilities in top-tier markets
- Partner with experienced developers who desire a reliable, highly-experienced and fair capital partner
  - High character, financial stability and proven track record for picking great sites
  - Known to JCAP management
  - Loyalty

Typical Investment Terms

- 90% loan-to-cost ("LTC")
- 6 year term
- Equity participation
- 10-30% funded at origination; balance funded over 9-16 months

Bridge Loan Investments

Refinancing Existing Generation V Facilities

Primary Investment Strategy

- Provide professional developers with capital to refinance upcoming construction loan maturities and provide distributions to equity partners prior to stabilization of their self-storage projects
- Seeking:
  - Generation V facilities that were constructed and open for business within the last 4 years
  - Located in one of the top 50 MSAs
  - Owned by developers meeting same criteria as for JCAP development investments

Typical Investment Terms

- 70% to 100% LTC
- 5-7 year term
- Equity participation
- 90%-95% funded at origination; balance funded over remaining lease-up period

Attractive Risk-Adjusted Returns Through Equity Participations

JERNIGAN Capital

7

Development Project Investment Timeline

- Below is an example of a typical timeline for a typical 72,000 net rentable square feet development project
- Key assumptions include:
  - 9.0% yield on cost and a 5.5% cap rate at stabilization
  - JCAP lends 90% of total cost and receives fixed interest rate of 6.9% ($2.1 to $2.7 million depending on timing)
  - JCAP receives a 49.9% profits interest and ROFR
  - JCAP receives 1.0% origination fee
  - Total fair value gain of ~$3.2 million
    - (Stabilized Value minus Total Cost) x 49.9% = ($16.4 million – $10.0 million) x 49.9% = **$3.2 million**

Construction Start → Stabilization
~ 4-5 years

Investment Closing

Certificate of Occupancy ("C/O")
(~$12.9 million estimated fair value of underlying real estate)

Stabilization
(~$16.4 million estimated fair value of underlying real estate)

Term Sheet to Closed Investment	**Facility Construction** ($10.0 million total cost; $9.0 million JCAP commitment) (~90% of JCAP commitment funded by C/O)	**Lease-up Period** (Remaining ~10% of JCAP commitment funded over first 12 to 18 months of lease-up)
2-4 months	*15-17 months* *Fair value accounting recognition of 1/3 estimated profit between 40% completion and C/O*	*3-4 years* *Fair value accounting recognition of balance of estimated profit over remaining term of investment using DCF method*
Cumulative % of Total Fair Value Gain Recognized	~33% | ~45%-50%	100%

JERNIGAN Capital

Note: C/O value estimate based on a 150bp spread to exit cap rate (7%)

8

Significant Built-in Fair Value Accretion

- As of 3/2/2018, only ~13% of estimated fair value accretion (~$30 million) has been recognized on ~$568 million of committed, on-balance sheet development property and bridge investment commitments
- Fair market value determined using:
  - Current market rental rates provided by independent third parties
  - Cap rates supported by third party reports of submarket comparative sales; as well as implied cap rates for self-storage REITs
- Approximate fair value recognition timeline
  - 33% of ultimate fair value recognized during construction when facility is between 40% to 100% complete
  - Additional 12% to 17% of ultimate fair value recognized upon receipt of C/O; resulting in 45% to 50% of ultimate fair value recognized at C/O
  - Remaining 50% to 55% of ultimate fair value generally recognized ratably over expected lease up period (3-4 years)

% of Estimated Fair Value Profit Recognized (1)



Recognized Profit
~13%
Future Profit
to be Recognized
~87%


Heitman JV – Atlanta 2 (40% to 100% Complete)


Heitman JV – Atlanta 2 at C/O

Source: Company estimates
(1) Based on fair market value estimates as of 12/31/17

JERNIGAN Capital

9

10 Potential FMV Accretion (1) Closed loans as of 3/2/2018 (2) All amounts less Highland’s 25% share of book value accretion Potential Future FMV Accretion Per Common Share (2) ▪ The table below displays potential future fair market value (“FMV”) accretion per common share ▪ Using current fair market value estimates for closed loans (1) ▪ Sensitizes development yield and exit cap rate for future fair value accretion Exit Cap Rate Development Yield $9.42 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 5.00% $8.82 $10.47 $12.12 $13.77 $15.42 $17.07 $18.72 5.25% $7.56 $9.13 $10.71 $12.28 $13.85 $15.42 $16.99 5.50% $6.42 $7.92 $9.42 $10.92 $12.42 $13.92 $15.42 5.75% $5.38 $6.81 $8.25 $9.68 $11.12 $12.55 $13.99 6.00% $4.42 $5.79 $7.17 $8.54 $9.92 $11.30 $12.67

11 Predictable Dividend That Tracks Value Creation (1) Quarterly diluted net income per common share and diluted adjusted earnings per common share per filings ▪ Stable quarterly dividend of $0.35 per share supports ROFR exercises / equity buyouts and long - term value creation versus unpredictable dividend dependent on loan repayments and sales of development projects that supports eventual liquidation and caps value ▪ Tax efficient cash return to shareholders while portfolio value and book value grow ▪ Since the beginning of 2016, cumulative GAAP earnings have covered cumulative distributions to common stockholders Historical Diluted GAAP Earnings per Share ( EPS) and Adjusted EPS (1) and Common Dividends 1.3x EPS / 1.6x Adj. EPS Dividend Coverage $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $2.80 $0.18 $0.89 $0.84 $0.53 $0.14 $0.50 $0.29 $0.19 $3.56 $0.55 $0.99 $0.90 $0.69 $0.21 $0.55 $0.35 $0.23 $4.47 - $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q16-4Q17 Dividends GAAP EPS Adjusted EPS

12 Selective Underwriting $10.0 billion Investments Reviewed $ 1.2 billion Term Sheets Issued $937 million Signed Term Sheets $805 million (~8% of Evaluated) Closed Investments* Stringent Underwriting Process Based on Management’s Extensive Experience and Successful Track Record Investing in Self - Storage * Represents closed loan commitments and wholly - owned property investments as of 3/2/18

13 C/O Expected 2018 46% C/O Expected 2019 30% C/O Expected 2020 5% C/O Achieved 20% Attractive Investment Portfolio % On Balance Sheet / % Joint Venture Status of Development Investments ▪ Development investments: ▪ C/O loan - to - value (“LTV”) 71% ▪ Stabilized LTV 56% ▪ Currently represent 80% of investment portfolio ▪ ~46% expecting C/O within the next 12 months Notes: Percentage of portfolio based on committed total investment amounts, developers’ interests acquired and loan balances outstanding at the time of acquisition. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets (1) Represents closed loan commitments and wholly - owned property investments as of 3/2/18, excluding closed investments that have been repaid (2) JCAP maintains equity participation on development and bridge investments only (3) Represents developers’ interests acquired and loan balance outstanding at the time of acquisition $761 Million Committed (1) / 65 Investments (1) Investments by Type (2) Development 80% Bridge 11% Wholly - Owned (3) 6% Construction (C/O takeout) 2% Operating Property 1% On Balance Sheet 84% Joint Venture 16%

14 High Quality Self - Storage Properties Located in Attractive Markets Geographic Diversification Notes: Percentages and Company’s market average are weighted based on committed total investment amounts (1) Other markets include Austin, Baltimore, Charlotte, Chicago , Columbia, Fort Lauderdale, Houston , Knoxville, Louisville , Milwaukee, New Haven, New Orleans, Newark, Orlando, Pittsburgh , Raleigh and Washington, DC ▪ Investments in a portfolio of newly built, multi - story climate controlled Class - A self - storage facilities primarily located with in the best submarkets of the top 50 MSAs ▪ Target submarkets are characterized by strong projected population growth and below average self - storage supply ▪ Seek submarkets positioned for high return self - storage development – High density, population growth and household incomes – Concentration of renters (particularly millennials) Portfolio Highlights Miami 24% Atlanta 13% New York City 12% Boston 4% Tampa 4% Jacksonville 4% Denver 4% Los Angeles 4% Other (1) 30%

15 Austin Orlando 1 Atlanta 1 Atlanta 2 ▪ Faster lease - up – vast majority of projects exceeding occupancy projections ▪ Cost savings from faster lease - up Consistent Outperformance Relative to Underwriting (1) Months open and physical occupancy as of 2/27/18 (2) Orlando 1 (51,235 NRSF) was at 86.2% physical occupancy on 7/18/17. On 7/19/17 a 42,730 NRSF addition opened for business. O ccu pancy reflected is for combined facility (3) Property opened to partial leasing October 9, 2016. All floors opened to leasing February 2017 (4) Property received temporary C/O on May 11, 2017. First tenants moved in after permanent C/O in July 2017 (5) ( H ) denotes a facility that is part of our Heitman JV Commitment Date MSA Date Opened Months Open (1) Current Physical Occupancy (1) Month 24 UW Occupancy 6/19/2015 Tampa 1 4/11/2016 23 80.6% 70.0% 4/21/2015 Orlando 1/2 5/1/2016 22 (2) 70.5% 70.0% 6/26/2015 Atlanta 2 5/24/2016 21 69.5% 70.0% 6/10/2015 Atlanta 1 5/25/2016 21 66.0% 70.0% 9/30/2015 Jacksonville 1 8/12/2016 19 83.1% 70.0% 6/29/2015 Charlotte 1 8/18/2016 18 44.5% 70.0% 7/31/2015 New Haven 12/16/2016 14 51.9% 70.0% 7/2/2015 Milwaukee 2/1/2017 (3) 13 38.2% 70.0% Average (Facilities open for more than 1 year) 18.9 63.0% 70.0% Commitment Date MSA Date Opened Months Open (1) Current Physical Occupancy (1) Month 12 UW Occupancy 10/27/2015 Austin 3/16/2017 11 37.4% 40.0% 8/10/2015 Pittsburgh 7/24/2017 (4) 7 21.7% 40.0% 7/19/2016 Jacksonville (H ) (5) 7/26/2017 7 47.2% 40.0% 9/26/2016 Columbia (H ) (5) 8/23/2017 6 23.6% 40.0% 8/16/2016 Atlanta 2 (H) (5) 9/14/2017 5 13.9% 40.0% 4/11/2016 Washington DC (H) (5) 9/25/2017 5 16.5% 40.0% 1/4/2017 New York City 2 9/29/2017 5 16.3% 40.0% 8/25/2016 Denver (H) (5) 12/14/2017 2 17.7% 40.0% Average (Facilities open for less than 1 year) 6.0 24.3% 40.0% Average (All facilities ) 12.4 43.7% Underwriting Track Record

16 Jacksonville, FL – Ground Up Development Initial Underwriting Current Expectations Est. Cost to Build $9,029,927 $9,029,927 Development Yield (2) 10.98% 12.58% Length to Stabilization 36 months 36 months Stabilized Cap Rate 5.75% 5.50% Stabilized Value $17,246,654 $ 20,646,708 Profit to Heitman JV (3) $4,100,147 $ 5,796,774 Key Metrics (1) Property Highlights ▪ Multi - story climate controlled facility totaling 80,621 NRSF ▪ Investment originated in July 2016; C/O achieved July 2017 ▪ Located on San Pablo Rd S, just off Beach Boulevard, in Jacksonville, FL ▪ Submarket average household income: $96,076 ▪ Achieved over 47% physical occupancy within the first seven months of operation (1) Current Expectations Metrics as of December 31, 2017 (2) Development yield based on 85% stabilized occupancy and current market rates (3) Profit to Heitman JV reflects expected profit if the facility were sold at stabilization

17 $42 $123 $123 $123 $81 $102 $511 $511 $200 - $230 $123 $225 $634 $844 - $874 14 24 56 0 15 30 45 60 75 $0 $200 $400 $600 $800 $1,000 $1,200 2015 2016 2017 2018E # of Investments Total Investments (3) $ Projected $ On Balance Sheet $ Heitman JV Cumulative # $1,743 $6,532 $12,191 $28,380 to $30,100 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2015 2016 2017 2018E Total Revenues Other Revenues Rental Income from Real Estate Owned Interest Income Well - Positioned for Growth Following Record Investment Year ▪ T op - line growth driven by 32 new investments in 2017, more than doubling the company’s portfolio of high - quality self - storage investments ▪ Continued availability of high - returning development opportunities utilizing geographically diverse network of programmatic deve lopers ▪ Additional earnings growth and acquisition opportunities from bridge program supporting long - term strategy to own developed assets at compelling yields ($ in thousands) (1) Compound Annual Growth Rate (2) As of March 2, 2018 (3) Represents committed total investment amounts, excluding closed investments that have been repaid, Construction (C/O takeout) and Operating Property investments and purchases of developers’ interests ($ in millions) 9 Executed Term Sheets 6 Closed (2) Significant Revenue Momentum Driven by Record Investment Growth

18 Current Investment Pipeline Note: Executed term sheets are non - binding and remain subject to entry into definitive agreements (1) As of March 2, 2018 Atlanta Boston Miami New Orleans New York City Orlando Los Angeles Richmond Tampa / St . Petersburg Development Markets Executed Term Sheet Pipeline Executed Term Sheet and Pipeline Washington DC Minneapolis Kansas City Baltimore Charlotte Philadelphia Austin ▪ E xecuted term sheets for investments in 9 separate self - storage development projects for an aggregate capital commitment of approximately $129 million (1) ▪ Maintain a robust $ 5 00+ million pipeline of additional investment opportunities in top 50 U.S. markets ▪ Supported by strong developer network of over 23 programmatic developers in top - tier markets

Bridge Loan Case Study: Miami Portfolio Investment

Investment Summary & Highlights

- Bridge financing provided to take out existing construction debt and certain equity capital partners on a portfolio comprised of three operating properties and two properties under construction with expected C/O by March 31st
- ~$77 million immediate investment by JCAP with attractive economic terms similar to the Company's traditional development loans
  - ~$6 million in interest and operating reserves to be funded during portfolio lease up to bring total commitment to ~$83 million
  - Interest rates
    - Three C/O projects – 6.9% cash interest
    - Two projects under construction – 6.5% cash interest + 3.0% interest paid in kind ("PIK interest") (1)
  - 49.9% Profits Interest
  - Yield and unlevered IRR consistent with JCAP's development transactions
- Provides immediate cash interest income compared to typical 12-24 month lag between initial funding and completion for traditional development loans
- Investing with experienced JCAP programmatic developer who has developed ~5 million square feet of self-storage projects during 34 years in the industry
- All five assets will be managed by CubeSmart


CUBESMART
CUBESMART

West Doral


North Bay Village
Miami
Coral Gables

Property Summary

$s in 000s

Property Name	Location	Status	NRSF	Commitment Amount
West Doral	Miami, FL	C/O	76,665	$13,369
Brickell	Miami, FL	C/O	74,685	20,201
Coconut Grove	Miami, FL	C/O	51,835	13,553
Pembroke Pines	Pembroke Pines, FL	C/O expected Q1 2018	85,280	18,462
Doral	Miami, FL	C/O expected Q1 2018	77,237	17,738
Total				**$83,323**

(1) The two projects under construction will also pay a $1 million preferred return to the developer after payment to JCAP of the PIK interest and before the 49.9% profits interest split.

JERNIGAN Capital

19

20 Orlando, FL Acquisition Case Study Investment Highlights ▪ Multi - story climate controlled, non climate, and covered RV space facility totaling 93,965 NRSF ▪ Phase 1 of facility received C/O in May 2016; Phase 2 received C/O in June 2017 ▪ Although facility opened in two stages; current occupancy for combined facility is 70.5% – which would be ahead of underwritten lease up expectations had the entire facility opened May 2016 ▪ In January 2017, JCAP purchased 25.1% of its partner's interest in Phase 1 for $1.3 million ▪ In August 2017, JCAP acquired full ownership of the facility by purchasing its partner’s remaining 25.1% profits interest in Pha se 1 and its partner’s 50.1% profits interest in Phase 2, for $1.6 million ▪ Expected investment yield on JCAP cost once facility stabilizes is an attractive 8.1% ▪ The now wholly - owned Orlando facility illustrates JCAP’s clear pathway to become a hybrid equity REIT

Four Recent Acquisitions

Summary & Highlights

100% resulting ownership of one Jacksonville, one Pittsburgh, and two Atlanta facilities

$9.0 million aggregate purchase price for the developer interests in the four properties

8%+ estimated weighted average investment yield on the four properties(1)

- Development loans on the four properties converted to equity
- 100% climate-controlled facilities ideally located in underserved, rapidly growing submarkets
- Recent acquisitions demonstrate JCAP's ability to execute long-term strategy to own developed assets at compelling yields

Jacksonville, FL



- 59,848 NRSF
- C/O received in August 2016
- ~83% current occupancy
- Branded and managed by CubeSmart

Atlanta, GA 2



- 71,743 NRSF
- C/O received in May 2016
- ~70% current occupancy
- Branded and managed by CubeSmart

JCAP now has 100% ownership of five of its initial ten on-balance sheet development investments made during the first six months of the Company's existence

(1) Based on aggregate estimated stabilized NOI of ~$3.0 million and the Company's projected aggregate $37.3 million cash investment in the four properties, which includes outstanding loan amount at time of acquisition, purchase price of partner's profits interest, and projected remaining costs to stabilize.

JERNIGAN Capital
21

22 Recent Financial Highlights ▪ Reported 2017 EPS of $1.10 per share and Adjusted EPS of $1.31 per share ▪ Reported Q4 2017 EPS of $0.19 per share and Adjusted EPS of $0.23 per share ▪ Closed $ 409 million of development investments during 2017 covered by committed capital sources ▪ A cquired four well - located Generation V self - storage facilities through the purchase of developers’ 50.1% profits interests in 2018 for $9.0 million ▪ Provided full - year 2018 range of projected closings of new investments with profits interests of $200 million to $230 million ▪ 2018 revenue guidance of $28.4 million to $30.1 million; 2018 fair value appreciation guidance of $41.0 million to $47.0 million; represent year - over - year increases at the midpoint of approximately 140% and 307%, respectively (1) ▪ As of March 2, 2018, outstanding Series A Preferred Stock is equal to $60.0 million; $65.0 million additional of Series A Preferred Stock issuable by July 2018 ▪ As of March 2, 2018, $ 30.0 million principal outstanding on $100.0 million senior secured revolving credit facility (expandable to $ 200.0 million through accordion feature ) ▪ $ 50.0 million at - the - market offering (“ATM”) program launched April 5, 2017; 1,279,706 shares sold at a weighted average price of $22.35 per share through March 2, 2018 ▪ Issued $ 37.5 million of Series B Preferred Stock on January 26, 2018 (1) See our earnings press release dated February 28, 2018 for the applicable assumptions for this guidance

23 Appendix

Portfolio Detail

Current Portfolio

$ in 000s						Remaining Unfunded	
Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Commitment	Fair Value
REIT Level Investments - as of 12/31/2017							
6/10/2015	Atlanta 1 [2][5]	Development	C/O achieved May 2016	$8,132	$8,086	$46	$10,741
6/19/2015	Tampa 1 [2]	Development	C/O achieved April 2016	5,369	5,285	84	6,012
6/26/2015	Atlanta 2 [2][5]	Development	C/O achieved May 2016	6,050	5,769	281	8,631
6/29/2015	Charlotte 1 [2]	Development	C/O achieved Aug. 2016	7,624	7,251	373	10,363
7/2/2015	Milwaukee [2]	Development	C/O achieved Oct. 2016	7,650	7,512	138	8,994
7/31/2015	New Haven [2]	Development	C/O achieved Dec. 2016	6,930	6,524	406	8,231
8/10/2015	Pittsburgh [2][5]	Development	C/O achieved May 2017	5,266	4,798	468	6,774
8/14/2015	Raleigh [3]	Development	C/O expected Q2 2018	8,792	5,550	3,242	5,889
9/30/2015	Jacksonville 1 [2][5]	Development	C/O achieved Aug. 2016	6,445	5,988	457	8,913
10/27/2015	Austin [2]	Development	C/O achieved Mar. 2017	8,658	7,297	1,361	8,782
9/20/2016	Charlotte 2 [3]	Development	C/O expected Q2 2018	12,888	5,453	7,435	5,686
11/17/2016	Jacksonville 2 [3]	Development	C/O expected Q1 2018	7,530	4,971	2,559	5,818
1/4/2017	New York City 1 [2]	Development	C/O achieved Sep. 2017	16,117	14,914	1,203	18,892
1/18/2017	Atlanta 3	Development	C/O expected Q1 2019	14,115	2,393	11,722	2,236
1/31/2017	Atlanta 4 [3]	Development	C/O expected Q2 2018	13,678	7,040	6,638	7,147
2/24/2017	Orlando 3 [3]	Development	C/O expected Q2 2018	8,056	3,144	4,912	3,335
2/24/2017	New Orleans	Development	C/O expected Q1 2019	12,549	677	11,872	553
2/27/2017	Atlanta 5	Development	C/O expected Q1 2019	17,492	4,971	12,521	4,739
3/1/2017	Fort Lauderdale	Development	C/O expected Q1 2019	9,952	1,128	8,824	1,043
3/1/2017	Houston	Development	C/O expected Q4 2018	13,630	3,633	9,997	3,547
4/14/2017	Louisville 1 [3]	Development	C/O expected Q3 2018	8,523	2,932	5,591	3,083
4/20/2017	Denver 1	Development	C/O expected Q1 2019	9,806	1,940	7,866	1,849
4/20/2017	Denver 2 [3]	Development	C/O expected Q2 2018	11,164	5,442	5,722	5,849
5/2/2017	Atlanta 6	Development	C/O expected Q3 2018	12,543	4,344	8,199	4,262
5/2/2017	Tampa 2	Development	C/O expected Q4 2018	8,091	1,086	7,005	1,010
5/19/2017	Tampa 3	Development	C/O expected Q3 2018	9,224	1,422	7,802	1,335
6/12/2017	Tampa 4	Development	C/O expected Q3 2018	10,266	1,847	8,419	1,752

Note: Represents portfolio as of 12/31/2017
(1) Represents principal balance of loan gross of origination fees
(2) Facility had received certificate of occupancy as of 12/31/2017
(3) Facility had achieved at least 40% construction completion but had not received certificate of occupancy as of 12/31/2017
(4) Estimated C/O dates represent the Company's best estimate as of December 31, 2017, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies
(5) During the first quarter of 2018, we purchased our partner's 50.1% profits interest in these investments

JERNIGAN Capital

24

Portfolio Detail - Continued

Current Portfolio

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
$ in 000s							
REIT Level Investments - as of 12/31/2017							
6/19/2017	Baltimore [2]	Development	C/O expected Q3 2018	$10,775	$3,315	$7,460	$3,115
6/28/2017	Knoxville	Development	C/O expected Q4 2018	9,115	1,351	7,764	1,265
6/29/2017	Boston 1 [2]	Development	C/O expected Q3 2018	14,103	4,978	9,125	4,914
6/30/2017	New York City 2 [2]	Development	C/O expected Q4 2018	26,482	18,042	8,440	17,576
7/27/2017	Jacksonville 3	Development	C/O expected Q4 2018	8,096	1,134	6,962	1,053
8/30/2017	Orlando 4	Development	C/O expected Q1 2019	9,037	2,059	6,978	1,960
9/14/2017	Los Angeles	Development	C/O expected Q3 2020	28,750	7,533	21,217	7,398
9/14/2017	Miami 1	Development	C/O expected Q2 2019	14,657	5,862	8,795	5,725
9/28/2017	Louisville 2	Development	C/O expected Q4 2018	9,940	1,864	8,076	1,762
10/12/2017	Miami 2 [2]	Development	C/O expected Q3 2019	9,459	1,014	8,445	820
10/30/2017	New York City 3 [2]	Development	C/O expected Q1 2019	14,701	2,595	12,106	2,294
11/16/2017	Miami 3 [2]	Development	C/O expected Q3 2019	20,168	3,508	16,660	3,099
11/21/2017	Minneapolis	Development	C/O expected Q2 2019	12,674	1,150	11,524	1,023
12/1/2017	Boston 2	Development	C/O expected Q4 2018	8,771	1,306	7,465	1,220
12/15/2017	New York City 4	Development	C/O expected Q2 2019	10,591	927	9,664	823
12/27/2017	Boston 3	Development	C/O expected Q1 2019	10,174	2,259	7,915	2,169
12/28/2017	New York City 5	Development	C/O expected Q2 2019	16,073	4,303	11,770	4,178
Subtotal Development				**$500,106**	**$194,597**	**$305,509**	**$215,860**
12/23/2015	Miami	Construction	C/O expected Q1 2018	17,733	12,492	5,241	12,373
Subtotal Construction				**$17,733**	**$12,492**	**$5,241**	**$12,373**
7/7/2015	Newark	Operating Property		3,480	3,480	-	3,447
12/22/2015	Chicago	Operating Property		2,502	2,500	2	2,491
Subtotal Operating Property				**$5,982**	**$5,980**	**$2**	**$5,938**
4/21/2015	Orlando 1/2	Wholly-Owned		10,506	NA	NA	NA
Subtotal Wholly-Owned Properties				**$10,506**	**NA**	**NA**	**NA**
Total REIT Committed Investments - as of 12/31/2017				**$534,327**	**$213,069**	**$310,752**	**$234,171**

Note: Represents portfolio as of 12/31/2017

(1) Represents principal balance of loan gross of origination fees

(2) These investments contain a higher loan-to-cost ratio and a higher interest rate, some of which interest is payment-in-kind ("PIK") interest. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment

(3) Facility had achieved at least 40% construction completion but had not received certificate of occupancy as of 12/31/2017

(4) Estimated C/O dates represent the Company's best estimate as of December 31, 2017, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies

JERNIGAN Capital

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Portfolio Detail - Continued

Current Portfolio

$ in 000s Closing Date	Location (MSA)	Investment Type	Status [4]	Size	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
Heitman Joint Venture							
5/14/2015	Miami 1 [3]	Development	C/O achieved Feb. 2018	$13,867	$10,348	$3,519	$11,950
5/14/2015	Miami 2 [3]	Development	C/O expected Q2 2018	14,849	10,187	4,662	10,945
9/25/2015	Fort Lauderdale [3]	Development	C/O expected Q2 2018	13,230	8,955	4,275	10,216
4/15/2016	Washington DC [2]	Development	C/O achieved Sep. 2017	17,269	15,698	1,571	17,600
4/29/2016	Atlanta 1 [3]	Development	C/O expected Q1 2018	10,223	7,093	3,130	7,778
7/19/2016	Jacksonville [2]	Development	C/O achieved Jul. 2017	8,127	7,131	996	10,895
7/21/2016	New Jersey	Development	C/O expected Q3 2018	7,828	1,967	5,861	1,908
8/15/2016	Atlanta 2 [2]	Development	C/O achieved Sep. 2017	8,772	7,367	1,405	8,435
8/25/2016	Denver [2]	Development	C/O achieved Dec. 2017	11,032	8,690	2,342	10,280
9/28/2016	Columbia [2]	Development	C/O achieved Aug. 2017	9,199	7,925	1,274	8,843
12/22/2016	Raleigh [3]	Development	C/O expected Q2 2018	8,877	4,280	4,597	4,603
Total Heitman JV Investments				**$123,273**	**$89,641**	**$33,632**	**$103,453**
Total REIT + Heitman JV Committed Investments - as of 12/31/2017				**$647,094**	**$302,710**	**$344,384**	**$337,624**
Recent REIT Level Investments - Closed 12/31/17 - 3/2/18							
2/8/2018	Minneapolis 2	Development	C/O expected Q2 2019	$10,543	NA	NA	NA
3/2/2018	Miami 4	Bridge	C/O achieved Aug. 2016	13,370	NA	NA	NA
3/2/2018	Miami 5	Bridge	C/O achieved Oct. 2016	20,201	NA	NA	NA
3/2/2018	Miami 6	Bridge	C/O achieved Dec. 2016	13,553	NA	NA	NA
3/2/2018	Miami 7	Bridge	C/O expected Q1 2018	18,462	NA	NA	NA
3/2/2018	Miami 8	Bridge	C/O expected Q1 2018	17,738	NA	NA	NA
Total Recent REIT Level Investments - Closed 12/31/17 - 3/2/18				**$93,866**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments as of December 31, 2017 + Recent Committed Investments [5]				**$740,960**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments as of Decemebr 31, 2017				**$647,094**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 12/31/2017
(1) Represents principal balance of loan gross of origination fees
(2) Facility had received certificate of occupancy as of 12/31/2017
(3) Facility had achieved at least 40% construction completion but had not received certificate of occupancy as of 12/31/2017
(4) Estimated C/O dates represent the Company's best estimate as of December 31, 2017, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies
(5) Total represents portfolio as of 12/31/17 plus investments closed from 1/1/2018-3/2/2018

JERNIGAN Capital

26

27 Not A Typical Mortgage REIT Typical Mortgage REIT ▪ Higher corporate leverage, including leverage of junior debt ▪ No equity participation ▪ Structured finance arbitrage rather than property focus Jernigan Capital ▪ Low corporate leverage ▪ Equity participations that allow investors to participate in property appreciation ▪ Specific niche property focus led by team with decades of experience in self - storage ▪ Rights of first refusal for purchase of all new development (1) ▪ Characteristics that distinguish Company from a typical mortgage REIT - Emphasis on outsized value accretion versus current cash flow - Underwriting to own versus underwriting to avoid owning - Collaborative relationship with developer versus impersonal “hands off” relationship typical of construction lenders - Structural pathway to asset ownership versus return and redeployment of principal (1) Excluding C/O take - out deals and initial deals on which ROFRs were transferred

28 Business Plan and Investments are Even More Attractive Today than at the Time of IPO Impressive Results Since IPO Key Metrics Considered at IPO Current Market Conditions Investment Opportunity Pipeline of attractive development investments s ignificantly greater than anticipated at IPO Development Yields Higher than underwritten, with some properties more than 200 bps better A Note Sales Leverage through senior secured revolving credit facility available at C/O; pricing remains attractive at 30 day LIBOR + 275 to 375 bps Corporate Capital Alternatives and Costs Credit facility, joint venture, preferred equity, ATM program and effective shelf provide sufficient capital to fund business through end of 2018 at attractive costs relative to investment opportunities Institutional Validation Sophisticated institutional owners of common stock (~75% institutional ownership at 12/31/2017); large investments from Heitman (joint venture) and Highland Capital (preferred equity commitment)

29 Heitman Capital Management Joint Venture Overview ▪ On March 7, 2016, JCAP, through its operating company, entered into a limited liability company agreement to form a real esta te venture (“JV”) partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $123.3 million. ▪ Heitman recognizes JCAP’s self - storage knowledge, experience and relationships and will rely on JCAP to source all investments, manage the relationships with developers, process and service all investments and make decisions regarding financial and tax accounting JV Partner Heitman Capital Management LLC Initial Investment Structure 90% Heitman / 10% JCAP Maximum and Current JV Commitment $123.3 million (Fully Committed) JCAP Fee Overview A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR Substantial Advantages of this Structure Match funding, no dilution, favorable promote structure Heitman Joint Venture is Fully Committed

30 Highland Capital Series A Preferred Overview ▪ On July 27, 2016, JCAP entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through July 2018 Current Balance $60 million as of March 2, 2018 Investment Term JCAP has the right to redeem Series A Preferred Stock after August 1, 2021 Funding Schedule Drawn in $5 million minimum increments to match fund JCAP investments for an aggregate minimum amount of $50 million by July 2018 Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A P referred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR In January 2018, executed amendment to the agreement which has the effect of leveling out the PIK dividend through the second quarter of 2021 Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests

31 Credit Facility Overview Investor KeyBank Capital Markets, Inc. and Raymond James Bank, N.A. Structure of the Investment Senior secured revolving credit facility Investment Size Up to $100 million debt capital, e xpandable up to $200 million with accordion feature, upon satisfaction of certain conditions Current Balance As of March 2 , 2018, the Company has an outstanding balance of $30.0 million on the credit facility Term Three years, expiring July 24, 2020 Capacity As of March 2, 2018, the Company has a borrowing capacity of $40.8 million and, based on expected C/Os, anticipates a borrowing base to secure the full $200 million by December 31, 2018 Cost of Capital Interest at rates between 275 and 375 basis points over 30 - day LIBOR Substantial Advantages of this Structure Match funding, no dilution, lower - cost capital ▪ In July 2017, JCAP obtained a secured credit facility for up to $100 million of attractively priced debt capital, led by KeyBank Capital Markets, Inc. and Raymond James Bank, N.A.

32 Series B Preferred Stock Overview ▪ On January 26, 2018, JCAP issued $37.5 million of Series B cumulative redeemable preferred stock through a public offering NYSE Symbol JCAP - PB Structure of the Investment Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share with a liquidation preference of $25.00 per share Investment Size $37.5 million or 1,500,000 shares Investment Term JCAP has the right to redeem Series B Preferred Stock on or after January 26, 2023 Cost of Capital 7% cash dividend Use of Proceeds Fund existing or future investments in the Company’s development portfolio and operating property loan portfolio, including the Miami portfolio investment opportunity, and for general corporate purposes